UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2024

OMEGA HEALTHCARE INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-11316	38-3041398
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 International Circle

Suite 200

Hunt Valley, Maryland 21030

(Address of principal executive offices / Zip Code)

(410) 427-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	OHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 6, 2024, Omega Healthcare Investors, Inc. (the “Company”) entered into an “at-the-market” equity offering sales agreement (the “Sales Agreement”) with each of the institutions named therein (or certain of their respective affiliates) in their capacity as Sales Agents, as Forward Sellers and/or as Forward Purchasers, in each case as described below, relating to (i) the issuance and sale by the Company to or through the Sales Agents, from time to time, of shares (the “Issuance Shares”) of the Company’s common stock, par value $0.10 per share (“Common Stock”), and (ii) the sale by the Forward Sellers, as agents on behalf of the Forward Purchasers, of Common Stock (the “Forward Shares” and, together with the Issuance Shares, the “Securities”), with the Securities to be sold under the Sales Agreement not to exceed an aggregate gross sales price of $1,250,000,000, and in connection therewith, on September 6, 2024, terminated its prior “at the market” equity offering sales agreement dated May 20, 2021. We refer to these entities, when acting in their capacity as sales agents for the Company, individually as a “Sales Agent” and collectively as the “Sales Agents,” when acting in their capacity as counterparties to forward sale agreements, individually as a “Forward Purchaser” and collectively as the “Forward Purchasers,” and when acting in their capacity as agents for the Forward Purchasers, individually as a “Forward Seller” and collectively as the “Forward Sellers.”

Pursuant to the Sales Agreement, the Company may enter into one or more forward sale agreements with one or more of the Forward Purchasers. In connection with each such forward sale agreement, the relevant Forward Purchaser will, at the Company’s request, use commercially reasonable efforts to borrow from third parties and, through the relevant Forward Seller, sell a number of Forward Shares equal to the number of shares of Common Stock underlying such forward sale agreement.

The sales, if any, of the Issuance Shares will be made through the Sales Agents acting as sales agents for the Company or directly to the Sales Agents acting as principals. The sales, if any, of the Forward Shares will be made through the Forward Sellers, acting as agents for the applicable Forward Purchasers. The sales, if any, of the Securities will be made by means of ordinary brokers’ transactions on the New York Stock Exchange, by means of negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices, or any other method permitted by applicable law. The Company has no obligation to sell any of the Securities under the Sales Agreement, and may at any time suspend solicitation and offers under the Sales Agreement.

Under the terms of the Sales Agreement, Issuance Shares sold directly to the Sales Agents as principals for their own accounts will be sold at prices agreed upon at the time of sale. If the Company sells Issuance Shares to any Sales Agent as principal, it will enter into a separate terms agreement with such Sales Agent. Actual sales will depend on a variety of factors to be determined by the Company from time to time.

The Sales Agreement provides that each Sales Agent will be entitled to compensation that will not exceed 2.0% of the gross sales price per share of all Issuance Shares sold through it as Sales Agent. The Sales Agreement also provides that a Forward Seller will be entitled to commissions at a mutually agreed rate that will not exceed 2.0% of the gross sales price of all borrowed shares of the Common Stock sold by the applicable Forward Seller, which commissions will be in the form of a reduced initial forward sale price under the related forward sale agreement with the related Forward Purchaser.

The foregoing description of the Sales Agreement is a summary and is qualified in its entirety by reference to the Sales Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the form of forward sales agreement is qualified in its entirety by reference to the form of forward sales agreement, which is filed as Annex 2 to Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Although the Company expects to physically settle any forward sale agreement into which it enters (by the delivery of shares of the Common Stock) and receive proceeds from the sale of those shares of Common Stock upon one or more forward settlement dates no later than the date that is two years from entry into the applicable forward sale agreement, the Company may elect to cash settle or net share settle all or a portion of its obligations under any forward sale agreement. If the Company elects to cash settle any forward sale agreement, it may not receive any proceeds, and it may owe cash to the relevant Forward Purchaser in certain circumstances. If the Company elects to net share settle any forward sale agreement, it will not receive any proceeds, and it may owe shares of Common Stock to the relevant Forward Purchaser in certain circumstances. Any forward sale agreement is subject to early termination or settlement under certain circumstances.

Certain of the Sale Agents, the Forward Sellers, the Forward Purchasers and/or their respective affiliates have engaged in, and/or may in the future engage in, investment banking, commercial banking, financial advisory and/or other commercial dealings in the ordinary course of business with the Company and/or the Company’s subsidiaries, for which they have received and/or in the future may receive fees and commissions for these transactions or services.

The Sales Agents under the Sales Agreement are:

Wells Fargo Securities, LLC	Barclays Capital Inc.	Berenberg Capital Markets LLC
BofA Securities, Inc.	BMO Capital Markets Corp.	Capital One Securities, Inc.
Citizens JMP Securities, LLC	Credit Agricole Securities (USA) Inc.	Fifth Third Securities, Inc.
J.P. Morgan Securities LLC	KeyBanc Capital Markets Inc.	Mizuho Securities USA LLC
Morgan Stanley & Co. LLC	MUFG Securities Americas Inc.	R. Seelaus & Co., LLC
Raymond James & Associates, Inc.	RBC Capital Markets, LLC	Regions Securities LLC
Robert W. Baird & Co. Incorporated	Scotia Capital (USA) Inc.	Stifel, Nicolaus & Company, Incorporated
Truist Securities, Inc.

The Forward Purchasers under the Sales Agreement are:

Wells Fargo Bank, National Association	Bank of America, N.A.	Bank of Montreal
Barclays Bank PLC	Citizens JMP Securities, LLC	Crédit Agricole Corporate and Investment Bank
JPMorgan Chase Bank, National Association	KeyBanc Capital Markets Inc.	Mizuho Markets Americas LLC
Morgan Stanley & Co. LLC	MUFG Securities EMEA plc	Raymond James & Associates, Inc.
Robert W. Baird & Co. Incorporated	Royal Bank of Canada	Stifel, Nicolaus & Company, Incorporated
The Bank of Nova Scotia	Truist Bank

The Securities will be offered and sold pursuant to an automatic shelf registration statement on Form S-3 Registration Statement (No. 333-277916). The Company filed a prospectus supplement, dated September 6, 2024, with the Securities and Exchange Commission in connection with the offer, issuance and sale of the Securities.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

No.	Description
1.1	At-the-Market Equity Offering Sales Agreement, dated September 6, 2024, among the Company, the Sales Agents, the Forward Sellers and the Forward Purchasers.
5.1	Opinion of Shapiro Sher Guinot & Sandler, P.A.
8.1	Tax Opinion of Bryan Cave Leighton Paisner LLP
23.1	Consent of Shapiro Sher Guinot & Sandler, P.A. (Included in Exhibit 5.1).
23.2	Consent of Bryan Cave Leighton Paisner LLP (Included in Exhibit 8.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.

Dated: September 6, 2024	By:	/s/ Robert O. Stephenson
Robert O. Stephenson
Chief Financial Officer, Treasurer and Assistant Secretary